Exhibit 99.1

Factorial and Cartesian Growth Corporation III (Nasdaq: CGCT) Announce Business Combination Agreement to Accelerate Commercialization of Solid-State Battery Technology

•	Factorial’s high-power, lightweight, solid-state batteries have demonstrated real-world performance, including over 1,200 km (745 miles) of driving range in vehicle testing and are being advanced toward defense, aerospace, and industrial applications
•	Combination expands capital base to fuel Factorial’s continued growth and broad-based commercialization

BOSTON, MASS, December 18, 2025 -- Factorial Inc. (“Factorial”), a leader in solid-state battery technology, and Cartesian Growth Corporation III (“Cartesian III”), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement (“BCA”).

The business combination (“Combination”) values Factorial at approximately $1.1 billion on a pre-money, pre-merger basis. The Combination also includes $100 million in new capital committed by institutional investors in a private placement of common stock (the “PIPE”). Upon closing, the combined company will list on Nasdaq under the ticker symbol FAC. Cartesian III currently holds approximately $276 million in cash in trust (all subject to redemption). Assuming no redemptions, the Combination will result in a pro forma equity value of approximately $1.5 billion.

“This agreement marks a pivotal inflection point in our progression from proven technology to broad commercial deployment across multiple industries,” said Dr. Siyu Huang, Co-founder and CEO of Factorial. “We’ve proven our solid-state platform delivers what customers want - longer range, lighter weight, and greater cost efficiency.  A Nasdaq listing is expected to provide the capital and enhanced visibility to drive commercial adoption of our transformative products.”

Factorial’s solid-state cells have been validated through OEM collaborations, including real-world testing in a lightly modified Mercedes-Benz EQS test vehicle achieving over 1,200 km of range on a single charge with 106 Ah cells. Stellantis-lab testing verified 77Ah cells demonstrating high energy density, fast charging, and robust performance across temperature extremes.

Beyond passenger vehicles, Factorial is expanding into high-growth defense, aerospace, and robotics applications where high power, ability to operate across extreme temperature ranges, and lightweight performance are mission-critical.

“We are proud to partner with Factorial, as they transform cutting-edge science into compelling commercial offerings,” noted Peter Yu, Chairman & CEO of Cartesian III. “Our due diligence ratified that Factorial’s solutions can be transformative not only for marquee automotive partners, but also for critical national security priorities, such as the drone or UAV market.”

The proposed Combination is expected to close mid-2026, subject to customary closing conditions. Additional information about the proposed Combination and related transaction will be provided in a Form 8-K filed by Cartesian III today with the Securities and Exchange Commission (“SEC”).

Advisors

Cantor Fitzgerald & Co (“Cantor”) is acting as the exclusive financial advisor to Factorial and as the sole placement agent for the PIPE. Goodwin Procter LLP is acting as legal counsel to Factorial. Greenberg Traurig, LLP is acting as legal counsel to Cartesian. Thompson Coburn LLP is acting as legal counsel to Cantor.

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About Factorial

Founded and headquartered in the Boston, Massachusetts, area, Factorial operates at the forefront of solid-state battery development, offering safe, high-performance alternatives to traditional lithium-ion technologies. Its proprietary FEST® (Factorial Electrolyte System Technology) and Solstice™ platforms deliver greater energy density, enhanced safety, and compatibility with existing manufacturing systems. Factorial’s commercial partnerships include global automotive leaders such as Mercedes-Benz, Stellantis, Hyundai Motor Company, and Kia Corporation. Early investors include GVP Climate in partnership with Gatemore Capital Management and WAVE Equity Partners. For more information, visit www.factorialenergy.com.

© 2025 Factorial Inc. All rights reserved. Factorial, the Factorial logo, FEST® and Solstice™, are trademarks or registered trademarks in the United States and other countries.

About Cartesian III

Cartesian III is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities. Cartesian III is an affiliate of Cartesian Capital Group, LLC, a global private equity firm and registered investment adviser headquartered in New York City, New York. Cartesian III is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information about Cartesian III, please visit www.cartesiangrowth.com/cgc3.

Forward-Looking Statements

This communication includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; financing, including the PIPE, and other business milestones; potential benefits of the proposed Combination and other related transactions; and expectations relating to the proposed Combination and other related transactions. These statements are based on various assumptions, whether or not identified in communication, and on the current expectations of Factorial’s and Cartesian III’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Factorial and Cartesian III. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcement or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the proposed Combination and other related transactions; failure to realize the anticipated benefits of the proposed Combination and other related transactions; ability to successfully consummate the PIPE Financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against Cartesian III or Factorial related to the proposed Combination; the effects of competition on Factorial’s future business; the approval by Cartesian III’s public shareholders of the Combination and related transactions, the amount of redemption requests made by Cartesian III’s public shareholders. Additional risks related to Factorial’s business include, but are not limited to: the development of batteries is complex and the timing of development cannot be assured; delays in the development of its batteries could adversely affect Factorial’s business and prospects; Factorial may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its solid-state battery technology; Factorial may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue and profits; Factorial’s expectations and targets regarding when it will achieve various technical, pre-production and production objectives depend in large part upon assumptions and analyses developed by Factorial, and if these assumptions or analyses prove to be incorrect, Factorial may not achieve these milestones when expected or at all; if Factorial’s existing customers with whom it has collaboration agreements do not make subsequent purchases from it, Factorial will not receive revenue from such customers, and its results of operations would be adversely impacted; Factorial is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses from operations; Factorial’s business plan has yet to be tested, and it may not succeed in executing on its strategic plans, including commercialization; Factorial relies heavily on its intellectual property portfolio, and if it is unable to protect its intellectual property rights, Factorial’s business and competitive position would be harmed; Factorial’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on its ability to prevent others from interfering with its commercialization of its products; governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject Factorial to liability or loss of contracting privileges, limit its ability to transfer technology or compete in certain markets and affect its ability to hire qualified personnel; and changes in U.S. and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and Factorial’s business, financial condition, results of operations and prospects. Additional risks related to Cartesian III include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Cartesian III’s final prospectus for its initial public offering filed with the SEC on May 5, 2025 (“Cartesian III IPO Final Prospectus”), and in those documents that Cartesian III has filed, or will file, with the SEC.

If any of these risks materialize or Cartesian III’s or Factorial’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Cartesian III nor Factorial presently know or that Cartesian III and Factorial currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cartesian III’s and Factorial’s expectations, plans, or forecasts of future events and views as of the date of this communication and are qualified in their entirety by reference to the cautionary statements herein. Cartesian III and Factorial anticipate that subsequent events and developments will cause Cartesian III’s and Factorial’s assessments to change. These forward-looking statements should not be relied upon as representing Cartesian III’s and Factorial’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Cartesian III, Factorial nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Important Additional Information will be Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed Combination, Cartesian III intends to file with the SEC a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to Cartesian III’s stockholders. This document does not contain all the information that should be considered concerning the proposed Combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Combination. Cartesian III’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with the solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Combination because these materials will contain important information about Factorial, Cartesian III and the proposed transactions. The definitive proxy statement / prospectus will be mailed to Cartesian III’s stockholders as of a record date to be established for voting on the proposed Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at http://sec.gov, from Cartesian III’s website at https://www.cartesiangrowth.com/cgc3/investor-relations-cgc3  or by directing a written request to: contact3@cartesiangrowth.com.

Participants in the Solicitation

Factorial, Cartesian III, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Cartesian III is set forth in the Cartesian III IPO Final Prospectus. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their interests will be set forth in the proxy statement/prospectus filed with the SEC, when available. These documents can be obtained free of charge from the sources indicated above.